Form N-SAR

Sub-Item 77Q1(a)

Material Amendments to Registrant’s Charter

2-34393, 811-1879

Certificate of Establishment and Designation of Janus Henderson All Asset Fund, Janus Henderson Dividend & Income Builder Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson International Long/Short Equity Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Small Cap Fund, Janus Henderson Strategic Income Fund, and Janus Henderson U.S. Growth Opportunities Fund, dated February 15, 2017, is incorporated herein by reference to Exhibit (a)(64) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393).

Amended and Restated Certificate of Establishment and Designation of Janus Henderson All Asset Fund, Janus Henderson Dividend & Income Builder Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Income Equity Fund, Janus Henderson International Long/Short Equity Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Small Cap Fund, Janus Henderson Strategic Income Fund, and Janus Henderson U.S. Growth Opportunities Fund, dated May 25, 2017, is incorporated herein by reference to Exhibit (a)(65) to Post-Effective Amendment No. 251 to Janus Investment Fund registration statement on Form N-1A, filed on June 5, 2017; accession number 0001193125-17-193391 (File No. 2-34393).

Certificate of Termination of Janus Henderson U.S. Core Fund, dated June 26, 2017, is incorporated herein by reference to Exhibit (a)(51) to Post-Effective Amendment No. 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Certificate of Redesignation, dated June 30, 2017, is incorporated herein by reference to Exhibit (a)(52) to Post-Effective Amendment No. 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Certificate of Termination of Janus International Equity Fund, dated March 30, 2017, is incorporated herein by reference to Exhibit (a)(53) to Post-Effective Amendment No. 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Certificate of Termination of Janus Fund, dated May 1, 2017, is incorporated herein by reference to Exhibit (a)(54) to Post-Effective Amendment No. 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Certificate of Termination of Janus Twenty Fund, dated May 1, 2017, is incorporated herein by reference to Exhibit (a)(55) to Post-Effective Amendment No. 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Certificate of Termination of Janus Emerging Markets Fund, dated June 12, 2017, is incorporated herein by reference to Exhibit (a)(56) to Post-Effective Amendment No. 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).